SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                        Date of Report: November 28, 2006

                        Medical Staffing Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                     000-23967                   91-2135006
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

8150 Leesburg Pike, Suite 1200, Vienna, Virginia                   22182
------------------------------------------------                 ----------
   (Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code:            (703) 641-8890
                                                               --------------

Item 8.01. Other Events.

      On September 6, 2006, Medical Staffing Solutions, Inc. (the "Company") entered into a non-binding Letter of Intent ("LOI") with General Healthcare Resources, Inc. (the "Purchaser") and Nurses Onsite Corp. ("NOC"), a wholly-owned subsidiary of the Company pursuant to which the Purchaser would acquire substantially all of the assets of NOC as disclosed in the Company's Current Report on Form 8-K as filed by the Company with the SEC on September 13, 2006. On November 28, 2006, the Purchaser informed the Company and NOC of its intention not to consummate the transaction set forth in the LOI and therefore, the LOI was terminated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MEDICAL STAFFING SOLUTIONS, INC.

Date: December 1, 2006                         By: /s/ Dr. Brajnandan B. Sahay
                                                   -----------------------------
                                                   Name: Dr. Brajnandan B. Sahay
                                                   Title: President